As filed with the Securities and Exchange Commission on June 1, 2007

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 23, 2007

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(800) 299-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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            ITEM 8.01.  OTHER ITEMS.

(A)  Public Offering of CAD 500,000,000 5.15% Subordinated Notes, due May 2017

          By action dated May 23, 2007, a Committee previously appointed by the Board of Directors of the Bank of America Corporation (the "Corporation") approved the public offering of CAD500,000,000 in aggregate principal amount of the Corporation's 5.15% Subordinated Notes, due May  2017 (the "Notes") to Banc of America Securities LLC and other underwriters (the "Note Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof.

            On May 23, 2007, the Corporation entered into an underwriting agreement with the Note Underwriters (the "Note Underwriting Agreement") for the Notes. The terms of the offering of the Notes are described in the Corporation's Prospectus dated May 5, 2006 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Global Prospectus Supplement dated May 23, 2007.  The Note Underwriting Agreement is attached as Exhibit 1.1 hereto.

            The Notes were issued pursuant to the Corporation's Registration Statement on Form S-3, Registration No. 333-133852 (the "Registration Statement No. 333-133852"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.  The Registration Statement No. 333-133852 registers the Corporation's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock.

(B)  Public Offering of 500,000 BAC Capital Trust XV Floating Rate Capital Securities

On May 23, 2007, the Regular Trustees (the "Trustees") of BAC Capital Trust XV (the "Trust") approved the public offering of 500,000 of the Trust's Floating Rate Capital Securities (liquidation amount $1,000 per security) having an aggregate initial offering price of $500,000,000 (the "Capital Securities") to various underwriters pursuant to an Underwriting Agreement dated as of May 23, 2007 (the "Trust Underwriting Agreement") and otherwise established the terms and conditions of the Capital Securities.  The Capital Securities represent the undivided preferred beneficial interests in the assets of the Trust.  In connection with the offering of the Capital Securities, the Trustees also approved the sale of the Trust's Common Securities (the "Common Securities") to the Corporation and otherwise established the terms and conditions of the Common Securities.  The Trustees also authorized the investment of the combined proceeds from the sale of the Capital Securities and the Common Securities in the Corporation's Floating Rate Junior Subordinated Notes, due 2056 (the "Junior Subordinated Notes") issued under the terms of a Restated Indenture dated as of November 1, 2001 and supplemented by a Fifteenth Supplemental Indenture dated as of May 31, 2007.  The Corporation entered into a guarantee for the benefit of the holders of the Capital Securities (the "Guarantee"). The Trust Underwriting Agreement is included as Exhibit 1.1 hereto.

By written consent dated May 23, 2007, a Committee appointed by the Board of Directors of the Corporation approved the sale to the Trust of the Junior Subordinated Notes in an aggregate principal amount of $500,100,000 and otherwise established the terms and conditions of the Junior Subordinated Notes.

The terms of the offering, the Capital Securities, the Common Securities and the Junior Subordinated Notes are described in the Prospectus dated May 5, 2006 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Final Prospectus Supplement dated May 23, 2007.  The sale of the 500,000 Capital Securities closed on May 31, 2007.

The Capital Securities were issued pursuant to a Registration Statement on Form S-3 (File No. 333-133852 with respect to the Corporation, Registration No. 333-133852-06 with respect to the Trust) on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Note Underwriting Agreement, dated May 23, 2007, with respect to the offering of the 5.15% Subordinated Notes, due May 2017
1.2	Trust Underwriting Agreement dated May 23, 2007 with respect to the offering of the Capital Securities
4.1	Form of the 5.15% Subordinated Notes, due May 2017
4.2	Form of Capital Securities (included in Exhibit 4.5)
4.3	Form of Junior Subordinated Note (included in Exhibit 4.4)
4.4	Fifteenth Supplemental Indenture to be used in connection with the issuance of Junior Subordinated Notes dated as of May 31, 2007
4.5	Amended and Restated Declaration of Trust of BAC Capital Trust XV dated as of May 23, 2007
4.6	Capital Securities Guarantee Agreement dated as of May 31, 2007
5.1	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the 5.15% Subordinated Notes, due May 2017
5.2	Opinion of Helms Mulliss & Wicker, PLLC, regarding thelegality of the Junior Subordinated Notes and Guarantees

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:       /s/ TERESA M. BRENNER
                                                                                    TERESA M. BRENNER
                                                                                    Associate General Counsel

Dated:  May 31, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Note Underwriting Agreement, dated May 23, 2007, with respect to the offering of the 5.15% Subordinated Notes, due May 2017
1.2	Trust Underwriting Agreement dated May 23, 2007 with respect to the offering of the Capital Securities
4.1	Form of the 5.15% Subordinated Notes, due May 2017
4.2	Form of Capital Securities (included in Exhibit 4.5)
4.3	Form of Junior Subordinated Note (included in Exhibit 4.4)
4.4	Fifteenth Supplemental Indenture to be used in connection with the issuance of Junior Subordinated Notes dated as of May 31, 2007
4.5	Amended and Restated Declaration of Trust of BAC Capital Trust XV dated as of May 23, 2007
4.6	Capital Securities Guarantee Agreement dated as of May 31, 2007
5.1	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the 5.15% Subordinated Notes, due May 2017
5.2	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the Junior Subordinated Notes and Guarantee